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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

    CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 13, 2001

MSC.SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-8722 (Commission File Number)	95-2239450 (I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California (Address of Principal Executive Offices)	92707 (Zip Code)

(Registrant's Telephone Number, Including Area Code)  (714) 540-8900

Item 4.  Changes in Registrant's Certifying Accountants

    Effective December 13, 2001, the Registrant dismissed independent accountants, Ernst & Young LLP as the principal accountant to audit the Registrant's financial statements.

    Also, effective December 19, 2001, the Registrant engaged independent accountants KPMG LLP as such principal accountant. This decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Board of Directors.

    During the two fiscal years ended December 31, 2000 and the subsequent interim period through December 13, 2001, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, Ernst & Young LLP's reports for the last two years did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    A copy of this Report on Form 8-K has been furnished to Ernst & Young LLP. The Registrant requested that Ernst & Young LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the statements made by the Registrant. This letter is attached as Exhibit 16.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
16	Letter from Ernst & Young LLP

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)

Date: December 19, 2001	By:	/s/ LOUIS A. GRECO Louis A. Greco—Chief Financial Officer (Mr. Greco is the Principal Financial and Accounting Officer and has been duly authorized to sign on behalf of the Registrant)

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FORM 8-K
Item 4. Changes in Registrant's Certifying Accountants
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE